                                                                   EXHIBIT 10.22

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACTTHESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED FROM TIME TO TIME (THE "1933 ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR IN COMPLIANCE WITH RULE 144 UNDER THE 1933 ACT.


                               WARRANT AGREEMENT

                   To Purchase Shares of the Common Stock of

                         INSPIRE PHARMACEUTICALS, INC.

             Dated as of December 17, 1999 (the "Effective Date")


     WHEREAS, Inspire Pharmaceuticals, Inc., a Delaware corporation (the "Company") has entered into a Series G Preferred Stock and Warrant Purchase Agreement dated as of December 17, 1999 (the "Agreement"), with Genentech, Inc., a Delaware corporation, or its successors or assigns (the "Warrantholder"); and

     WHEREAS, pursuant to the terms of the Agreement, the Company is required to grant to Warrantholder the right to purchase certain shares of its Common Stock (the "Warrant");

     NOW, THEREFORE, in consideration of mutual covenants and agreements contained herein, the Company and Warrantholder agree as follows:

1.   GRANT OF THE RIGHT TO PURCHASE COMMON STOCK.
     -------------------------------------------

     The Company hereby grants to the Warrantholder, and the Warrantholder is entitled, upon the terms and subject to the conditions set forth in this Warrant Agreement, to subscribe to and purchase, from the Company, 444,444 fully paid and non-assessable shares of the Company's Common Stock ("Common Stock") at a purchase price of $4.50 per share (the "Exercise Price"). The number and purchase price of such shares are subject to adjustment as provided in Section 8.

2.   TERM OF THE WARRANT AGREEMENT.
     -----------------------------

     Except as otherwise provided for in this Warrant Agreement, the term of this Warrant Agreement and the right to purchase Common Stock as granted in this Warrant Agreement shall commence on the Effective Date and shall be exercisable for a period of five (5) years.

3.   EXERCISE OF THE PURCHASE RIGHTS.
     -------------------------------

     (a) Exercise. The purchase rights set forth in this Warrant Agreement are exercisable by the Warrantholder, in whole or in part, at any time, or from time to time, prior to the expiration of the term set forth in Section 2, by tendering to the Company at its principal office a notice of exercise in the form attached hereto as Exhibit I (the "Notice of Exercise"), duly completed and executed. Promptly upon receipt of the Notice of Exercise, the payment of the purchase price in accordance with the terms set forth below and execution of the Agreement to be Bound as provided in Section 3(c), and in no event later than ten (10) business days thereafter, the Company shall issue to the Warrantholder a certificate for the number of shares of Common Stock purchased and shall execute the Notice of Exercise indicating the number of shares which remain subject to future purchases, if any.

     (b) Payment of Exercise Price. The Exercise Price may be paid at the Warrantholder's election either (i) by cash or check, or (ii) by surrender of Warrants ("Net Issuance") as determined below. If the Warrantholder elects the Net Issuance method, the Company will issue Common Stock in accordance with the following formula:

                                  X =  Y(A-B)
                                       ------
                                         A

Where:X = the number of shares of Common Stock to be issued to the Warrantholder.

          Y = the number of shares of Common Stock requested to be exercised under this Warrant Agreement.

          A =    the fair market value of one (1) share of Common Stock.

          B =    the Exercise Price.

     As used in this Section 2, current fair market value of Common Stock shall mean with respect to each share of Common Stock:

          (i) if the exercise is in connection with an initial public offering, and if the Company's Registration Statement relating to such public offering has been declared effective by the SEC, then the initial "Price to Public" specified in the final prospectus with respect to the offering;

          (ii) if this Warrant is exercised after, and not in connection with, the Company's initial public offering, and:

                 (A) if traded on a securities exchange or the Nasdaq National Market System ("NASDAQ SYSTEM"), the fair market value shall be deemed to be the average of the closing or last reported sale prices on such exchange or market over a twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined; or

                 (B) if actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid and asked prices quoted on the NASDAQ System (or similar system) over the twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined;

          (iii) if at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the current fair market value of Common Stock shall be the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by its Board of Directors, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the fair market value of Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock on a common equivalent basis pursuant to such merger or acquisition.

     (c) Agreement to be Bound to Stockholders' Agreement and Investors' Rights Agreement. It shall be a condition to the Warrantholder's right to purchase shares under this Warrant Agreement that the Warrantholder shall have executed and delivered to the Company a counterpart of the Second Amended and Restated Stockholders Agreement among the Company and certain of its stockholders dated April 8, 1997, as amended (the "Stockholders' Agreement") pursuant to which the Warrantholder shall be subject to all provisions therein applicable to holders of Common Stock of the Company except Section 4 thereof relating to rights of first refusal and co-sale, and a counterpart of the Investors' Rights Agreement, as amended, among the Company and certain of its preferred stockholders dated October 29, 1999 (the "Investors' Rights Agreement") pursuant to which the Warrantholder shall be subject to all provisions therein applicable to holders of Registrable Securities (as defined therein) that convert from the Series G Stock.

     (d) Reissue of Warrant After Partial Exercise. Upon partial exercise by either cash or Net Issuance, the Company shall promptly issue an amended Warrant Agreement representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Warrant Agreement shall be identical to those contained herein, including, but not limited to the Effective Date hereof.

4.   RESERVATION OF SHARES.
     ---------------------

     (a) Authorization and Reservation of Shares. During the term of this Warrant Agreement, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the rights to purchase Common Stock as provided for in this Warrant Agreement.

     (b) Registration or Listing. If any shares of Common Stock required to be reserved hereunder require registration with or approval of any governmental authority under any Federal or state law (other than any registration under the 1933 Act, as then in effect, or any similar Federal statute then enforced, or any state securities law, required by reason of any transfer involved in such conversion), or listing on any domestic securities exchange, before such shares may be issued upon exercise, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered, listed or approved for listing on such domestic securities exchange, as the case may be.

5.   NO FRACTIONAL SHARES OR SCRIP.
     -----------------------------

     No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

6.   NO RIGHTS AS SHAREHOLDER.
     ------------------------

     This Warrant Agreement does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the exercise of the Warrant.

7.   WARRANTHOLDER REGISTRY.
     ----------------------

     The Company shall maintain a registry showing the name and address of the registered holder of this Warrant Agreement.

8.   ADJUSTMENT RIGHTS.
     -----------------

     The purchase price per share and the number of shares of Common Stock purchasable hereunder are subject to adjustment, as follows:

     (a) Merger and Sale of Assets. If at any time there shall be a capital reorganization of the shares of the Company's Common Stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, or the sale of all or substantially all of the Company's properties and assets to any other person (hereinafter referred to as a "Merger Event"), then, as part of such Merger Event, lawful provision shall be made so that the Warrantholder shall thereafter be entitled to receive, upon exercise of the Warrant, the number of shares of Common Stock or other securities of the successor corporation resulting from such Merger Event, equivalent in value to that which would have been issuable if Warrantholder had exercised this Warrant immediately prior to the Merger Event. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant Agreement with respect to the rights and interest of the Warrantholder after the Merger Event to the end that the provisions of this Warrant Agreement (including adjustments of the Exercise Price and number of shares of Common Stock purchasable) shall be applicable to the greatest extent possible.

     (b) Reclassification of Shares. If the Company at any time shall, by combination, reclassification, exchange or subdivision of securities or otherwise, change any of the securities as to which purchase rights under this Warrant Agreement exist into the same or a different number of securities of any other class or classes, this Warrant Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant Agreement immediately prior to such combination, reclassification, exchange, subdivision or other change.

     (c) Subdivision or Combination of Shares. If the Company at any time shall combine or subdivide its Common Stock, the Exercise Price and number of shares subject to purchase hereunder shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination. Any adjustment under this Section 8(c) shall become effective at the close of business on the date the subdivision or combination becomes effective.

     (d) Stock Dividends. If the Company at any time shall pay a dividend payable in, or make any other distribution of capital stock (except any distribution specifically provided for in the foregoing subsections (a) or (b)) on the Company's Common Stock, then the Exercise Price shall be adjusted, from and after the record date of such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of all shares of the Company's Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of all shares of the Company's Common Stock outstanding immediately after such dividend or distribution. The Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock subject to this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. Any adjustment under this Section 8(d) shall become effective at the close of business on the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

     (e) Notice of Adjustments. If: (i) the Company shall declare any dividend or distribution upon its stock, whether in cash, property, stock or other securities; (ii) there shall be any Merger Event; or (iii) there shall be any voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in connection with each such event, the Company shall send to the
Warrantholder: (A) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, subscription rights (specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of such Merger Event, dissolution, liquidation or winding up; and (B) in the case of any such Merger Event, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such Merger Event, dissolution, liquidation or winding
up). In the case of a public offering, the Company shall give Warrantholder at least twenty (20) days' written notice prior to the effective date of such offering.

     Each such written notice shall set forth, in reasonable detail: (i) the event requiring the adjustment, (ii) the amount of the adjustment, (iii) the method by which such adjustment was calculated, (iv) the Exercise Price, and (v) the number of shares subject to purchase hereunder after giving effect to such adjustment, and shall be given by first class mail, postage prepaid, addressed to the Warrantholder, at the address as shown on the books of the Company.

     (f)  Timely Notice.  Failure to timely provide such notice required by
Section 8(e) shall entitle Warrantholder to retain the benefit of the applicable notice period notwithstanding anything to the contrary contained in any insufficient notice received by Warrantholder. The notice period shall begin on the date Warrantholder actually receives a written notice containing all the information specified above.

9.   MISCELLANEOUS.
     -------------


     (a)  Assignment; Binding Effect.

          (i) This Warrant Agreement and all rights hereunder are transferable in whole or in part by the Warrantholder to any person or entity upon written notice to the Company. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant Agreement, with the Transfer Notice attached as Exhibit III hereto duly executed, to the Company at its principal offices. In the event of a partial transfer, the Company shall issue to the Warrantholders one or more appropriate new Warrant Agreements.

          (ii) Except as otherwise provided herein, the terms and conditions of this Warrant Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties (including transferees of the warrant). Nothing in this Warrant Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Warrant Agreement, except as expressly provided in this Warrant Agreement.

          (b)  Governing Law.   This Warrant Agreement shall be governed by and
construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of law.

          (c) Counterparts. This Warrant Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (d) Captions. The captions used in this Warrant Agreement are for convenience only and are not to be considered in construing or interpreting this Warrant Agreement.

          (e)  Notices.   Any notice or request required or permitted to be
given under or in connection with this Warrant Agreement shall be deemed to have been sufficiently given if in writing and personally delivered or sent by certified mail (return receipt requested), facsimile transmission (receipt verified), or overnight express courier service (signature required), prepaid, to the party for which such notice is intended, at the address set forth for such party below:

               (i)    In the case of the Company, to:

                      Inspire Pharmaceuticals, Inc.
                      4222 Emperor Boulevard, Suite 470
                      Durham, North Carolina 27703
                      Attention: Christy L. Shaffer, Ph.D.
                      Facsimile No.: (919) 941-9797

               (ii)   In the case of the Warrantholder, to:

                      Genentech, Inc.
                      1 DNA Way, Mailstop 49
                      South San Francisco, California 94080
                      Attention: Corporate Secretary
                      Facsimile No.: (650) 952-9881

or to such other address for such party as it shall have specified by like notice to the other party, provided that notices of a change of address shall be effective only upon receipt thereof. If delivered personally or by facsimile transmission, the date of delivery shall be deemed to be the date on which such notice or request was given. If sent by overnight express courier service, the date of delivery shall be deemed to be the next business day after such notice or request was deposited with such service. If sent by certified mail, the date of delivery shall be deemed to be the fifth business day after such notice or request was deposited with the U.S. Postal Service.

     (f) Remedies. In the event of any default under this Warrant Agreement, the non-defaulting party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where Warrantholder will not have an adequate remedy at law and where damages will not be readily ascertainable. The Company expressly agrees that it shall not oppose an application by the Warrantholder or any other person entitled to the benefit of this Warrant Agreement requiring specific performance of any or all provisions hereof or enjoining the Company from continuing to commit any such breach of this Warrant Agreement.

     (g) No Impairment of Rights. The Company will not, by amendment of its Certificate of Incorporation or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

     (h) Amendments and Waivers. Except as otherwise expressly set forth in this Warrant Agreement, any term of this Warrant Agreement may be amended and the observance of any term of this Warrant Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Warrantholder. No waivers of or exceptions to any term, condition or provision of this Warrant Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     (i) Severability. If one or more provisions of this Warrant Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant Agreement and the balance of the Warrant Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     (j) Entire Agreement. This Warrant Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

                                     * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed by its officers thereunto duly authorized as of the Effective Date.


                              Company:  INSPIRE PHARMACEUTICALS, INC.


                              By:   /s/ Christy L. Shaffer
                                  -----------------------------------

                              Name:   Christy L. Shaffer, Ph.D.
                                    ----------------------------------

                              Title:  President and CEO
                                     ---------------------------------


                              Warrantholder: GENENTECH, INC.


                              By:   /s/ Arthur D. Levinson
                                  ------------------------------------

                              Name: Arthur D. Levinson, Ph.D.

                              Title: President and Chairman of the Board

                                   EXHIBIT I

                              NOTICE OF EXERCISE

To:  Inspire Pharmaceuticals, Inc.:

(1) The undersigned Warrantholder hereby elects to purchase _____ shares of the Common Stock of Inspire Pharmaceuticals, Inc. pursuant to the terms of the Warrant Agreement dated December 17, 1999 (the "Warrant Agreement") between Inspire Pharmaceuticals, Inc. and the Warrantholder, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

(2) In connection with the exercise of its rights to purchase the Common Stock of Inspire Pharmaceuticals, Inc., the undersigned hereby makes the following representations and warranties:

     (a) Investment Purpose. The right to acquire Common Stock or the Common Stock issuable upon exercise of the Warrantholder's rights contained in the Warrant Agreement will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Warrantholder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

     (b) Private Issue. The Warrantholder understands (i) that the Common Stock issuable upon exercise of this Warrant is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant Agreement will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section.

     (c) Disposition of Warrantholder's Rights. In no event will the Warrantholder make a disposition of any of its rights to acquire Common Stock or Common Stock issuable upon exercise of such rights unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Warrantholder) satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available. The Company agrees that an opinion of counsel will not be required for sales made in accordance with Rule 144, except in unusual circumstances. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire Common Stock or Common Stock issuable on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Common Stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (3) a letter shall have been issued to the Warrantholder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Warrantholders at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as provided in this Section, the Warrantholder or holder of a share of Common Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Common Stock not bearing any restrictive legend.

     (d) Financial Risk. The Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

     (e) Risk of No Registration. The Warrantholder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1933 Act, or file reports pursuant to
          Section 15(d) of the Securities Exchange Act of 1934, as amended from time to time, or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase Common Stock pursuant to this Warrant Agreement, or
          (ii) the Common Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The Warrantholder also understands that any sale of its rights of the Warrantholder to purchase Common Stock in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

(3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below.



               Name:________________________________________

               Address: ____________________________________

               _____________________________________________



                         Warrantholder: GENENTECH, INC.

                         By: _____________________________________________

                         Name: ___________________________________________

                         Title: __________________________________________

                         Date: ___________________________________________

                                  EXHIBIT II

                          ACKNOWLEDGMENT OF EXERCISE


     The undersigned ________, _________, hereby acknowledge receipt of the "Notice of Exercise" from to purchase _____ shares of the Common Stock of Inspire Pharmaceuticals, Inc. pursuant to the terms of the Warrant Agreement, and further acknowledges that _____ shares remain subject to purchase under the terms of the Warrant Agreement.


                              INSPIRE PHARMACEUTICALS, INC.


                              By: _________________________________

                              Name: _______________________________

                              Title: ______________________________

                                  EXHIBIT III

                                TRANSFER NOTICE


     (To transfer or assign the foregoing Warrant Agreement execute this form and supply required information. Do not use this form to purchase shares.)


     FOR VALUE RECEIVED, the foregoing Warrant Agreement and all rights evidenced thereby are hereby transferred and assigned to:


               Print Name: ______________________________________

               Address: _________________________________________

               __________________________________________________



                         Dated: ___________________________________________

                         Holder's Signature: ______________________________

                         Holder's Address: ________________________________

                         __________________________________________________


                         Signature Guaranteed: ____________________________


NOTE: The signature to this transfer notice must correspond with the name as it appears on the face of the Warrant Agreement, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant Agreement.